EXECUTION COPY

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FIRST SHIP LEASE TRUST

As Issuer

AND

THE BANK OF NEW YORK MELLON

As Depositary

AND

OWNERS AND HOLDERS OF AMERICAN DEPOSITARY SHARES

Deposit Agreement

Dated as of ___________, 2008

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TABLE OF CONTENTS

ARTICLE 1.

DEFINITIONS

SECTION 1.01

American Depositary Shares.

SECTION 1.02

Book-Entry Securities.

SECTION 1.03

CDP.

SECTION 1.04

CDP Account.

SECTION 1.05

Commission.

SECTION 1.06

Custodian.

SECTION 1.07

Deliver; Surrender.

SECTION 1.08

Deposit Agreement.

SECTION 1.09

Depositary; Corporate Trust Office.

SECTION 1.10

Depository Agent.

SECTION 1.11

Depository Register.

SECTION 1.12

Deposited Securities.

SECTION 1.13

Dollars.

SECTION 1.14

DRS/Profile

SECTION 1.15

DTC.

SECTION 1.16

Foreign Registrar.

SECTION 1.17

Holder.

SECTION 1.18

Issuer.

SECTION 1.19

Owner.

SECTION 1.20

Receipts.

SECTION 1.21

Registrar.

SECTION 1.22

Restricted Securities.

SECTION 1.23

Securities Act of 1933.

SECTION 1.24

Sub-Account Holders.

SECTION 1.25

Trustee

SECTION 1.26

Units.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF UNITS, DELIVERY, TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

SECTION 2.01

Form of Receipts; Registration and Transferability of American Depositary Shares.

SECTION 2.02

Deposit of Units.

SECTION 2.03

Delivery of American Depositary Shares.

SECTION 2.04

Registration of Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

SECTION 2.05

Surrender of American Depositary Shares and Withdrawal of Deposited Securities.

SECTION 2.06

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

SECTION 2.07

Lost Receipts, etc.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.09

Pre-Release of American Depositary Shares.

SECTION 2.10

DTC Direct Registration System and Profile Modification System.

SECTION 2.11

Maintenance of Records.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND HOLDERS OF AMERICAN DEPOSITARY SHARES

SECTION 3.01

Filing Proofs, Certificates and Other Information.

SECTION 3.02

Liability of Owner for Taxes.

SECTION 3.03

Warranties on Deposit of Units.

SECTION 3.04

Disclosure of Beneficial Ownership.

SECTION 3.05

Compliance with Information Requests.

SECTION 3.06

Reporting Obligations and Regulatory Approvals.

ARTICLE 4.

THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

SECTION 4.02

Distributions Other Than Cash, Units or Rights.

SECTION 4.03

Distributions in Units .

SECTION 4.04

Rights.

SECTION 4.05

Conversion of Foreign Currency.

SECTION 4.06

Fixing of Record Date.

SECTION 4.07

Voting of Deposited Securities.

SECTION 4.08

Changes Affecting Deposited Securities.

SECTION 4.09

Reports; PFIC Information.

SECTION 4.10

Lists of Owners.

SECTION 4.11

Withholding.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Issuer.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Issuer.

SECTION 5.04

Resignation and Removal of the Depositary.

SECTION 5.05

The Custodians.

SECTION 5.06

Notices and Reports.

SECTION 5.07

Distribution of Additional Units, Rights, etc.

SECTION 5.08

Indemnification.

SECTION 5.09

Charges of Depositary.

SECTION 5.10

Retention of Depositary Documents.

SECTION 5.11

Exclusivity.

SECTION 5.12

List of Restricted Securities Owners.

ARTICLE 6.

AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

SECTION 6.02

Termination.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.01

Counterparts.

SECTION 7.02

No Third Party Beneficiaries.

SECTION 7.03

Severability.

SECTION 7.04

Owners and Holders as Parties; Binding Effect.

SECTION 7.05

Notices.

SECTION 7.06

Submission to Jurisdiction; Appointment of Agent for Service of Process; Jury Trial Waiver.

SECTION 7.07

Waiver of Immunities.

SECTION 7.08

Governing Law.

SECTION 7.09

Singapore Law References.

SECTION 7.10

Compliance with U.S. Securities Laws.

SECTION 7.11

Arbitration; Settlement of Disputes.

DEPOSIT AGREEMENT

DEPOSIT AGREEMENT dated as of __________, 2008, among FIRST SHIP LEASE TRUST, a business trust constituted under the laws of Singapore by the Trust Deed (herein called the “Issuer”), as managed by FSL TRUST MANAGEMENT PTE. LTD., a company incorporated under the laws of Singapore, a trustee-manager of the Issuer and any successor trustee-manager of the Issuer (herein called the “Trustee”), THE BANK OF NEW YORK MELLON, a New York banking corporation (herein called the “Depositary”), and all Owners and Holders from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H:

WHEREAS, the Issuer desires to provide, as hereinafter set forth in this Deposit Agreement, for the deposit of Units (as hereinafter defined) of the Issuer from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Deposit Agreement, for the creation of American Depositary Shares representing the Units so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the Units are listed and quoted on the Main Board of the Singapore Exchange Securities Trading Limited (“SGX-ST”); and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications and omissions, as hereinafter provided in this Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties hereto as follows:

ARTICLE 1.

DEFINITIONS

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement:

SECTION 1.01

American Depositary Shares.

The term “American Depositary Shares” shall mean the securities created under this Deposit Agreement representing rights with respect to the Deposited Securities. American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement shall be the prospectus required under the Securities Act of 1933 for sales of both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that refer specifically to Receipts, all the provisions of this Deposit Agreement shall apply to both certificated and uncertificated American Depositary Shares.  Each American Depositary Share shall represent the number of Units specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional American Depositary Shares are not delivered, and thereafter American Depositary Shares shall represent the amount of Units or Deposited Securities specified in such Sections.

SECTION 1.02

Book-Entry Securities.

The term “book-entry securities” shall mean the Units and other securities the documents evidencing title to which are deposited with the CDP and are registered in the name of the CDP or its nominee and which are transferable by book-entry in the Depository Register and not by way of an instrument of transfer.

SECTION 1.03

CDP.

The term “CDP” shall mean the Central Depository (Pte) Limited established by the Singapore Exchange Limited (“SGX”) or any other corporation approved by the Minister of Finance of Singapore as a depository Trust or corporation for the purposes of the Singapore Companies Act, Cap. 50, which as a bare trustee operates the Central Depository System for the holding and transfer of book-entry securities.

SECTION 1.04

CDP Account.

The term “CDP Account” shall mean the securities account maintained by a person with the CDP in respect of book-entry securities.

SECTION 1.05

Commission.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

SECTION 1.06

Custodian.

The term “Custodian” shall mean the Singapore offices of USBC, DBS, and UOB, as agents of the Depositary for the purposes of this Deposit Agreement, and any other firm or corporation which may hereafter be appointed by the Depositary pursuant to the terms of Section 5.05, as substitute or additional custodian or custodians hereunder, as the context shall require and shall also mean all of them collectively.

SECTION 1.07

Deliver; Surrender.

(a)

The term “deliver”, or its noun form, when used with respect to Units or other Deposited Securities, shall mean  (i) book-entry transfer of those Units or other Deposited Securities to an account maintained by an institution authorized under applicable law to effect transfers of such securities designated by the person entitled to that delivery, including a CDP Account or (ii) physical transfer of certificates evidencing those Units or other Deposited Securities registered in the name of, or duly endorsed or accompanied by proper instruments of transfer to, the person entitled to that delivery.

(b)

The term “deliver”, or its noun form, when used with respect to American Depositary Shares, shall mean (i) book-entry transfer of American Depositary Shares to an account at DTC designated by the person entitled to such delivery, evidencing American Depositary Shares registered in the name requested by that person,  (ii) registration of American Depositary Shares not evidenced by a Receipt on the books of the Depositary in the name requested by the person entitled to such delivery and  mailing to that person of a statement confirming that registration or (iii) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts.

(c)

The term “surrender”, when used with respect to American Depositary Shares, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (ii) delivery to the Depositary at its Corporate Trust Office of an instruction to surrender American Depositary Shares not evidenced by a Receipt or (iii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares.

SECTION 1.08

Deposit Agreement.

The term “Deposit Agreement” shall mean this Agreement, as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.09

Depositary; Corporate Trust Office.

The term “Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office”, when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Deposit Agreement is 101 Barclay Street, New York, New York 10286.

SECTION 1.10

Depository Agent.

The term “Depository Agent” shall mean a member Trust of the SES, a trust company (registered under the Singapore Trust Companies Act, Cap. 336), a banking corporation or merchant bank (approved by the Monetary Authority of Singapore under the Monetary Authority of Singapore Act, Cap. 186) or any other person or body approved by the CDP who or which: (a) performs services as a depository agent for sub-account holders in accordance with the terms of a depository agent agreement entered into between the CDP and the depository agent; (b) deposits book-entry securities with the CDP on behalf of the sub-account holders; and (c) establishes an account in its name with the CDP.

SECTION 1.11

Depository Register.

The term “Depository Register” shall mean the register maintained by the CDP in respect of book-entry securities pursuant to Section 130C of the Singapore Companies Act, Cap. 50.

SECTION 1.12

Deposited Securities.

The term “Deposited Securities” as of any time shall mean Units at such time deposited or deemed to be deposited under this Deposit Agreement, including without limitation Units that have not been successfully delivered upon surrender of American Depositary Shares, and any and all other securities, property and cash received by the Depositary or the Custodian in respect thereof and at such time held under this Deposit Agreement, subject as to cash to the provisions of Section 4.05.

SECTION 1.13

Dollars.

The term “Dollars” shall mean United States dollars. The term “Singapore Dollars” or “SG$” shall mean Singapore dollars

SECTION 1.14

DRS/Profile

The term “DRS/Profile” shall have the meaning set forth in Section 2.10 hereof.

SECTION 1.15

DTC.

The term “DTC” shall mean The Depository Trust Company or its successor.

SECTION 1.16

Foreign Registrar.

The term “Foreign Registrar” shall mean the entity that presently carries out the duties of registrar for the Units or any successor as registrar for the Units and any other agent of the Issuer for the transfer and registration of Units, including without limitation any securities depository for the Units.

SECTION 1.17

Holder.

The term “Holder” shall mean any person holding a Receipt or a security entitlement or other interest in American Depositary Shares, whether for its own account or for the account of another person, but that is not the Owner of that Receipt or those American Depositary Shares.

SECTION 1.18

Issuer.

“Issuer” shall mean First Ship Lease Trust, a business trust duly constituted under the laws of Singapore by a trust deed dated 19 March 2007 (the “Trust Deed”) as from time to time such Trust Deed may be amended and as managed by the Trustee.

SECTION 1.19

Owner.

The term “Owner” shall mean the person in whose name American Depositary Shares are registered on the books of the Depositary maintained for such purpose.

SECTION 1.20

Receipts.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing certificated American Depositary Shares, as the same may be amended from time to time in accordance with the provisions hereof.

SECTION 1.21

Registrar.

The term “Registrar” shall mean any bank or trust company having an office in the Borough of Manhattan, The City of New York, that is appointed by the Depositary to register American Depositary Shares and transfers of American Depositary Shares as herein provided.

SECTION 1.22

Restricted Securities.

The term “Restricted Securities” shall mean Units, or American Depositary Shares representing Units, that are acquired directly or indirectly from the Issuer, the Trustee or their affiliates (as defined in Rule 144 under the Securities Act of 1933) in a transaction or chain of transactions not involving any public offering, or that are subject to resale limitations under Regulation D under the Securities Act of 1933 or both, or which are held by an officer, director (or persons performing similar functions) of the Trustee or other affiliate of the Issuer, or that would require registration under the Securities Act of 1933 in connection with the offer and sale thereof in the United States, or that are subject to other restrictions on sale or deposit under the laws of the United States or Singapore, or under a shareholder agreement or the Trust Deed.

SECTION 1.23

Securities Act of 1933.

The term “Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

SECTION 1.24

Sub-Account Holders.

The term “sub-account holders” shall mean the holders of securities accounts maintained with a depository agent.

SECTION 1.25

Trustee

The term “Trustee” shall mean FSL Trust Management Pte. Ltd, a company incorporated and existing under the laws of Singapore, a trustee-manager of the Issuer and any successor trustee-manager of the Issuer.

SECTION 1.26

Units.

The term “Units” shall mean units representing undivided interest in the Issuer that are validly issued and outstanding and fully paid, nonassessable and that were not issued in violation of any pre-emptive or similar rights of the holders of outstanding securities of the Issuer; provided, however, that, if there shall occur an change in nominal value, a split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange or conversion in respect of the Units of the Issuer, the term “Units” shall thereafter also mean the successor securities resulting from such change in nominal value, split-up or consolidation or such other reclassification or such exchange or conversion.

ARTICLE 2.

FORM OF RECEIPTS, DEPOSIT OF UNITS, DELIVERY, TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

SECTION 2.01

Form of Receipts; Registration and Transferability of American Depositary Shares.

Definitive Receipts shall be substantially in the form set forth in Exhibit A annexed to this Deposit Agreement, with appropriate insertions, modifications and omissions, as hereinafter provided.  No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose, unless such Receipt shall have been (i) executed by the Depositary by the manual signature of a duly authorized officer of the Depositary or (ii) executed by the facsimile signature of a duly authorized officer of the Depositary and countersigned by the manual signature of a duly authorized signatory of the Depositary or a Registrar.  The Depositary shall maintain books on which (x) each Receipt so executed and delivered as hereinafter provided and the transfer of each such Receipt shall be registered and (y) all American Depositary Shares delivered as hereinafter provided and all registrations of transfer of American Depositary Shares shall be registered.  A Receipt bearing the facsimile signature of a person that was at any time a proper officer of the Depositary shall, subject to the other provisions of this paragraph, bind the Depositary, notwithstanding that such person was not a proper officer of the Depositary on the date of issuance of that Receipt.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or modifications not inconsistent with the provisions of this Deposit Agreement as may be required by the Depositary or required to comply with any applicable law or regulations thereunder or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

American Depositary Shares evidenced by a Receipt, when properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York. American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.  The Depositary, notwithstanding any notice to the contrary, may treat the Owner of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes, and neither the Depositary, Issuer nor the Trustee shall have any obligation or be subject to any liability under this Deposit Agreement to any Holder of American Depositary Shares unless that Holder is the Owner of those American Depositary Shares.

SECTION 2.02

Deposit of Units.

Subject to the terms and conditions of this Deposit Agreement, Units or evidence of rights to receive Units may be deposited by delivery thereof to any Custodian hereunder, accompanied by any appropriate instruments or instructions for transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, or by the appropriate electronically effected entry in the  Depository Register maintained by the CDP crediting the CDP Account of any Custodian or the CDP Account of any Depository Agent of any Custodian with the Units and, if the Depositary requires, together with a written order directing the Depositary to deliver to, or upon the written order of, the person or persons stated in such order, the number of American Depositary Shares representing such deposit.

No Unit shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in Singapore that is then performing the function of the regulation of currency exchange. In addition, the Depositary and the Custodian shall refuse to accept Units for deposit (i) whenever notified in writing by the Issuer that the Issuer has restricted transfer of such Units to comply with delivery or transfer requirements and/or ownership restrictions referred to in this Deposit Agreement or under applicable law and (ii) in the case of a deposit of Units requested under this Section 2.02, if such deposit is not permitted under any restriction notified by the Issuer to the Depositary from time to time.  If required by the Depositary, Units presented for deposit at any time, whether or not the transfer books of the Issuer or the Foreign Registrar, if applicable, are closed, shall also be accompanied by an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend, or right to subscribe for additional Units or to receive other property which any person in whose name the Units are or have been recorded may thereafter receive upon or in respect of such deposited Units, or in lieu thereof, such agreement of indemnity or other agreement as shall be satisfactory to the Depositary.

At the request and risk and expense of any person proposing to deposit Units, and for the account of such person, the Depositary may receive certificates for Units to be deposited, together with the other instruments herein specified, for the purpose of forwarding such Share certificates to the Custodian for deposit hereunder.

Upon each delivery to a Custodian of a certificate or certificates for Units to be deposited hereunder, together with the other documents specified above, such Custodian shall, as soon as transfer and recordation can be accomplished, present such certificate or certificates to the Issuer or the Foreign Registrar, if applicable, for transfer and recordation of the Units being deposited in the name of the Depositary or its nominee or such Custodian or its nominee.

Deposited Securities shall be held by the Depositary or by a Custodian for the account and to the order of the Depositary or at such other place or places as the Depositary shall determine.

SECTION 2.03

Delivery of American Depositary Shares.

Upon receipt by any Custodian of any deposit pursuant to Section 2.02 hereunder, together with the other documents required as specified above, such Custodian shall notify the Depositary of such deposit and the person or persons to whom or upon whose written order American Depositary Shares are deliverable in respect thereof and the number of American Depositary Shares to be so delivered. Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission (and in addition, if the transfer books of the Issuer or the Foreign Registrar, if applicable, are open, the Depositary may in its sole discretion require a proper acknowledgment or other evidence from (a) the Issuer or the Foreign Registrar that any Deposited Securities have been recorded upon the books of the Issuer or the Foreign Registrar, if applicable, in the name of the Depositary or its nominee or such Custodian or its nominee and/or (b) the CDP that any Deposited Securities have been credited by book-entry into the CDP Account of the Custodian or the Custodian’s nominees).  Upon receiving such notice from such Custodian, or upon the receipt of Units or evidence of the right to receive Units by the Depositary, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall deliver, to or upon the order of the person or persons entitled thereto, the number of American Depositary Shares issuable in respect of that deposit, but only upon payment to the Depositary of the fees and expenses of the Depositary for the delivery of such American Depositary Shares as provided in Section 5.09, and of all taxes and governmental charges and fees payable in connection with such deposit and the transfer of the Deposited Securities.

SECTION 2.04

Registration of Transfer of American Depositary Shares; Combination and Split-up of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers of American Depositary Shares on its transfer books from time to time, upon (i) in the case of certificated American Depositary Shares, surrender of the Receipt evidencing those American Depositary Shares, by the Owner in person or by a duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer or (ii) in the case of uncertificated American Depositary Shares, receipt from the Owner of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10), and, in either case, duly stamped as may be required by the laws of the State of New York and of the United States of America. Thereupon the Depositary shall deliver those American Depositary Shares to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary, upon surrender of certificated American Depositary Shares for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel those certificated American Depositary Shares and send the Owner a statement confirming that the Owner is the owner of the same number of uncertificated American Depositary Shares. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares, shall cancel those uncertificated American Depositary Shares and deliver to the Owner the same number of certificated American Depositary Shares.

The Depositary may, upon at least 20 days prior notice to the Issuer, appoint one or more co-transfer agents for the purpose of effecting registration of transfers of American Depositary Shares and combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  The Depositary shall require each Registrar, co-registrar and co-transfer agent that it appoints to accept that appointment in writing and agree to be bound by the applicable terms of this Deposit Agreement.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to American Depositary Shares and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.05

Surrender of American Depositary Shares and Withdrawal of Deposited Securities.

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the surrender of American Depositary Shares as provided in Section 5.09 and payment of all taxes and governmental charges payable in connection with such surrender and withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, and the Trust Deed, the Owner of those American Depositary Shares shall be entitled to delivery, to him or as instructed, of the amount of Deposited Securities at the time represented by those American Depositary Shares.

Delivery of such Deposited Securities may be made by the delivery of (a) (i) certificates in the name of such Owner or as ordered by him or by certificates properly endorsed or accompanied by proper instruments of transfer to such Owner or as ordered by him or (ii) the appropriate electronically effected book entry in the Depository Register maintained by the CDP crediting the CDP Account of the Owner or such persons as ordered by him and (b) any other securities, property and cash  to which such Owner is then entitled in respect of such Receipts to such Owner or as ordered by him.   Such delivery shall be made, as hereinafter provided, without unreasonable delay.

A Receipt surrendered for such purposes may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank. The Depositary may require the surrendering Owner to execute and deliver to the Depositary a written order directing the Depositary to cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.  Thereupon the Depositary shall direct the Custodian to deliver at the office of such Custodian, subject to Sections 2.06, 3.01 and 3.02 and to the other terms and conditions of this Deposit Agreement, to or upon the written order of the person or persons designated in the order delivered to the Depositary as above provided, the amount of Deposited Securities represented by the surrendered American Depositary Shares, except that the Depositary may make delivery to such person or persons at the Corporate Trust Office of the Depositary of any dividends or distributions with respect to the Deposited Securities represented by those American Depositary Shares, or of any proceeds of sale of any dividends, distributions or rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering American Depositary Shares, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash or other property (other than rights) comprising, and forward other proper documents of title for, the Deposited Securities represented by the surrendered American Depositary Shares to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

SECTION 2.06

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

As a condition precedent to the delivery, registration of transfer or surrender of any American Depositary Shares or split-up or combination of any Receipt or withdrawal of any Deposited Securities, the Depositary, Custodian or Registrar may require payment from the Owner, the depositor of Units or the presenter of the Receipt or instruction for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Units being deposited or withdrawn) and payment of any applicable fees as herein provided, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of this Deposit Agreement, including, without limitation, this Section 2.06.

The delivery of American Depositary Shares against deposit of Units generally or against deposit of particular Units may be suspended, or the transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary or Foreign Registrar, if any, are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer or the Foreign Registrar, if any, at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the American Depositary Shares or Units are listed or under any provision of this Deposit Agreement, or for any other reason, subject to the provisions of the following sentence. Notwithstanding anything to the contrary in this Deposit Agreement, the surrender of outstanding American Depositary Shares and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the Foreign Registrar, if applicable, or the deposit of Units in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Units which would be required to be registered under the provisions of the Securities Act of 1933 for public offer and sale in the United States unless a registration statement is in effect as to such Units for such offer and sale.

SECTION 2.07

Lost Receipts, etc.

In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall deliver to the Owner the American Depositary Shares evidenced by that Receipt in uncertificated form or, if requested by the Owner, execute and deliver a new Receipt of like tenor in exchange and substitution for such mutilated Receipt, upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt.  Before the Depositary shall deliver American Depositary Shares in uncertificated form or execute and deliver a new Receipt, in substitution for a destroyed, lost or stolen Receipt, the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.08

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled in accordance with procedures ordinarily followed by stock transfer agents located in The City of New York.

SECTION 2.09

Pre-Release of American Depositary Shares.

Unless requested in writing by the Trustee to cease doing so, notwithstanding Section 2.03 hereof, the Depositary may deliver American Depositary Shares prior to the receipt of Units pursuant to Section 2.02 (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Units upon the surrender of American Depositary Shares that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Units in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom American Depositary Shares or Units are to be delivered, that such person, or its customer, owns the Units or American Depositary Shares to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Units represented by American Depositary Shares which are outstanding at any time as a result of Pre-Release will not normally exceed thirty percent (30%) of the Units deposited hereunder; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate, and may, with the prior written consent of the Trustee, change such limit for purposes of general application.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10

DTC Direct Registration System and Profile Modification System.

(a)

Notwithstanding the provisions of Section 2.04, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner of American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(b)

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting a registration of transfer and delivery as described in subsection (a) has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with this Deposit Agreement shall not constitute negligence or bad faith on the part of the Depositary.

SECTION 2.11

Maintenance of Records.

The Depositary agrees to maintain records of all American Depositary Shares delivery by the Depositary under Section 2.03, all American Depositary Shares surrendered and transferred under Section 2.04, all Receipts surrendered and Deposited Securities withdrawn under Section 2.05, substitute receipts delivered under Section 2.07, and of cancelled and destroyed Receipts under Section 2.08, in keeping with procedures ordinarily followed by stock transfer agents located in The City of New York.

ARTICLE 3.

CERTAIN OBLIGATIONS OF OWNERS AND HOLDERS OF AMERICAN DEPOSITARY SHARES

SECTION 3.01

Filing Proofs, Certificates and Other Information.

Any person presenting Units for deposit or any Owner or holder may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Issuer or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of American Depositary Shares or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  Upon the reasonable written request of the Issuer, the Depositary shall provide the Issuer, at the Issuer’s expense, as promptly as practicable, with originals or copies of any such proofs or citizenship or residence, or exchange control approval which it receives, to the extent that disclosure is permitted under applicable law.

SECTION 3.02

Liability of Owner for Taxes.

If any tax or other governmental charge shall become payable by the Custodian or the Depositary with respect to any American Depositary Shares or any Deposited Securities represented by any American Depositary Shares, such tax or other governmental charge shall be payable by the Owner of such American Depositary Shares to the Depositary. The Depositary may refuse to register any transfer of those American Depositary Shares or any withdrawal of Deposited Securities represented by those American Depositary Shares until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner thereof any part or all of the Deposited Securities represented by those American Depositary Shares, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner of such American Depositary Shares shall remain liable for any deficiency.

SECTION 3.03

Warranties on Deposit of Units.

Every person depositing Units under this Deposit Agreement shall be deemed thereby to represent and warrant that such Units are validly issued, fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Units and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Units and the sale of American Depositary Shares representing such Units by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Units and delivery of American Depositary Shares.

SECTION 3.04

Disclosure of Beneficial Ownership.

Any person whether already an Owner or not, shall after acquiring directly or indirectly an interest, as defined in the Singapore Companies Act (Chapter 50) in any Unit (either directly or by virtue of the ownership of Receipts) who has directly or indirectly an interest in not less than 5% (or such other percentage as may be required to be disclosed from time to time under any law, regulation, or practice of Singapore) of the Units pursuant to the Singapore Companies Act (Chapter 50), the SGX-ST’s Listing Manual and Corporate Disclosure Policy, the Singapore Code on Take-Overs and Mergers or the Trust Deed or any other statutory act or enactment including rules and regulations pursuant to any law from time to time enforced in Singapore as the case may be, within two days after becoming beneficially interested, send to the Issuer, at the address set forth in Section 7.5, by registered or certified mail, the following information:

(1) the background and identity, residence, and citizenship of himself and full particulars (including the  name of the person who is registered as the holder) of the Units in which he has an interest and full particulars of each such interest and of the circumstances by reason of which he has that interest; and

(2)

the number of Units and Receipts in which that person has an interest and the number of Units and Receipts concerning which there is a right to acquire, directly, by (i) such person, and (ii) by each Associate (as defined in the Singapore Companies Act (Chapter 50)) of such person, giving full particulars of the background, identity, residence, and citizenship of each Associate.

If any change occurs in the facts set forth in the statements to the Issuer pursuant to this section, the person making such statements shall, within two days of such change, send to the Issuer at the address set forth in Section 7.5 by registered or certified mail, an amendment setting forth his name and full particulars of the change, including the day of the change and the circumstances by reason of which that change has occurred, the number of Units and Receipts acquired or disposed of, the amount of consideration received or paid for the acquisition or disposal, and the number of Units and Receipts held before and after the change.

The term “person” shall include all natural persons and bodies whether incorporated or unincorporated.  When two or more persons or corporations are related, or act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a “person” for the purposes of this Section.

SECTION 3.05

Compliance with Information Requests.

Notwithstanding any other provision of this Deposit Agreement, each Owner agrees to comply with requests from the Issuer, pursuant to the Singapore Companies Act (Chapter 50), the SGX-ST’s Listing Manual and the Corporate Disclosure Policy, the Singapore Code on Take-Overs and Mergers, or the Trust Deed or any directive of any supervisory authority or statutory act or enactment including rules and regulations pursuant to any law from time to time enforced in Singapore which are made to provide information as to the capacity in which such Owner owns American Depositary Shares (and Units, as the case may be), whether or not they are Owners or holders at the time of such request,  and regarding the identity or any other person interested in such American Depositary Shares (and Units, as the case may be) and the nature of such interest and various other matters and shall forfeit the right to direct the voting of Units if such compliance is not made.  Each Owner agrees to provide any information requested by the Issuer or the Depositary pursuant to this Section 3.05 and the Depositary agrees to use its reasonable efforts to comply with written requests received from the Issuer and at the Issuer’s expense, requesting the Depositary forward any such request from the Issuer to the Owner. Notwithstanding any other provision of this Deposit Agreement, if the Issuer requests information from the Depositary, as the registered holder of the Units, the obligations of the Depositary shall be limited to disclosing to the Issuer the information contained in the register.

To the extent that provisions of or governing any Deposited Securities, the Trust Deed or applicable law may (i) require the disclosure of beneficial or other ownership of Deposited Securities and other securities to the Issuer or (ii) provide for blocking of Owners’ transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use reasonable efforts in order to comply to the extent practicable with the Issuer’s instructions as to Receipts, subject to applicable law, in respect of any such enforcement of limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary’s compliance with such instructions and by their holding of Receipts are deemed to consent to any such limitation or blocking of rights.

SECTION 3.06

Reporting Obligations and Regulatory Approvals.

In addition to disclosure of beneficial ownership pursuant to Section 3.04, applicable laws and regulations may require holders and beneficial Owners of Units, including the Holders and beneficial Owners of American Depositary Shares, to satisfy reporting requirements and obtain regulatory approvals in certain circumstances.  Holders and beneficial Owners of American Depositary Shares are solely responsible for complying with such reporting requirements and obtaining such approvals.  Each Holder and each beneficial Owner hereby agrees to file such reports and obtain such approvals to the extent and in the form required by applicable laws and regulations as in effect from time to time.  Neither the Depositary, the Custodian, the Issuer or any of their respective agents or affiliates shall be required to take any actions whatsoever on behalf of Holders or beneficial Owners to satisfy such reporting requirements or obtain such regulatory approvals under applicable laws and regulations.

ARTICLE 4.

THE DEPOSITED SECURITIES

SECTION 4.01

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution on any Deposited Securities, the Depositary shall, as promptly as practicable, subject to the provisions of Section 4.05, convert such dividend or distribution into Dollars and shall distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Section 5.09) to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Custodian or the Depositary shall be required to withhold and does withhold from such cash dividend or such other cash distribution an amount on account of taxes or other governmental charges, the amount distributed to the Owner of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without attributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Issuer or its agent will remit to the appropriate governmental agency in Singapore all amounts withheld and owing to such agency.  The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Depositary or the Issuer or its agent may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of American Depositary Shares provided that neither the Depositary nor the Issuer shall have any obligation to file such reports.

SECTION 4.02

Distributions Other Than Cash, Units or Rights.

Subject to the provisions of Sections 4.11 and 5.09, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it to be distributed to the Owners entitled thereto, after deduction or upon payment of any fees and expenses of the Depositary or any taxes or other governmental charges, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including, but not limited to, any requirement that the Issuer, Trustee or the Depositary withhold an amount on account of taxes or other governmental charges or that such securities must be registered under the Securities Act of 1933 in order to be distributed to Owners or holders) the Depositary deems such distribution not to be feasible, the Depositary may, after consulting with the Issuer, to the extent practicable, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Section 5.09) shall be distributed by the Depositary to the Owners entitled thereto, all in the manner and subject to the conditions described in Section 4.01.  The Depositary may withhold any distribution of securities under this Section 4.02 if it has not received satisfactory assurances from the Issuer that the distribution does not require registration under the Securities Act of 1933.  The Depositary may sell, by public or private sale, an amount of securities or other property it would otherwise distribute under this Section 4.02 that is sufficient to pay its fees and expenses in respect of that distribution.

SECTION 4.03

Distributions in Units .

If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Units, the Depositary may deliver to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively, an aggregate number of American Depositary Shares representing the amount of Units received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Units and after deduction or upon issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.09 (and the Depositary may sell, by public or private sale, an amount of the Units received sufficient to pay its fees and expenses in respect of that distribution).  The Depositary may withhold any such delivery of American Depositary Shares if it has not received satisfactory assurances from the Issuer that such distribution does not require registration under the Securities Act of 1933.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Units represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional American Depositary Shares are not so delivered, each American Depositary Share shall thenceforth also represent the additional Units distributed upon the Deposited Securities represented thereby.

SECTION 4.04

Rights.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Units or any rights of any other nature, the Depositary shall, have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner hereunder, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Units to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Units, and the Issuer shall cause the Units so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Units so purchased to be deposited pursuant to Section 2.02 of this Deposit Agreement, and shall, pursuant to Section 2.03 of this Deposit Agreement, deliver American Depositary Shares to such Owner.  In the case of a distribution pursuant to the second paragraph of this Section, such deposit shall be made, and depositary shares shall be delivered, under depositary arrangements which provide for issuance of depositary shares subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under applicable United States laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of this Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in this Deposit Agreement shall create any obligation on the part of the Issuer or the Trustee to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act of 1933, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer or the Trustee upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

Any distribution of net proceeds to the Owners under this Section 4.04 shall be made to the Owners entitled thereto in the manner and subject to the conditions set forth in Section 4.01.

SECTION 4.05

Conversion of Foreign Currency.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, as promptly as practicable, the Depositary shall convert or cause to be converted by sale or in any other manner that it may determine such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any American Depositary Shares or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall, as promptly as practicable, file, or cause to be filed, such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

SECTION 4.06

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Units or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Units that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fee or charge assessed by the Depositary pursuant to this Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Units .  Subject to the provisions of Sections 4.01 through 4.05 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled, as the case may be, to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof in proportion to the number of American Depositary Shares held by them respectively and to give voting instructions and to act in respect of any other such matter.

SECTION 4.07

Voting of Deposited Securities.

Upon receipt of notice of any meeting of holders of Units or other Deposited Securities, if requested in writing by the Issuer, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Issuer, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Singapore law and of the Trust Deed, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Units or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including an express indication that such instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the Depositary to give a discretionary proxy to a person designated to the Trustee.  Upon the written request of an Owner of American Depositary Shares on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor, in so far as practicable, to vote or cause to be voted the amount of Units or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Units or other Deposited Securities, other than in accordance with such instructions or deemed instructions.  If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Issuer with respect to such Deposited Securities and the Depositary shall give a discretionary proxy to a person designated by the Issuer to vote such Deposited Securities, provided, that no such instruction shall be given with respect to any matter as to which the Issuer informs the Depositary (and the Issuer agrees to provide such information as promptly as practicable in writing) that (x) the Issuer does not wish such proxy given, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of Units.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the instruction cutoff date to ensure that the Depositary will vote the Units or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Issuer will request the Depositary to act under this Section 4.07, the Issuer shall   give the Depositary notice of any such meeting and details concerning the matters to be voted upon not less than 30 days prior to the meeting date.

The Depositary may, to the extent not prohibited by law, regulations or applicable exchange requirements, in lieu of distribution of the materials provided to the Depositary in connection with any meeting of, or solicitation of consents or proxies from, holders of Deposited Securities, distribute to the Holders a notice that provides Holders with a means to retrieve such materials or receive such materials upon request (i.e., by reference to a website containing the materials for retrieval or a contact for requesting copies of the materials).

SECTION 4.08

Changes Affecting Deposited Securities.

Upon any change in nominal value, change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Issuer or to which it is a party, or upon the redemption or cancellation by the Issuer of the Deposited Securities, any securities, cash or property which shall be received by the Depositary or a Custodian in exchange for, in conversion of, in lieu of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received, unless additional American Depositary Shares are delivered pursuant to the following sentence.  In any such case the Depositary may deliver additional American Depositary Shares as in the case of a dividend in Units, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.09

Reports; PFIC Information.

(a)

The Depositary shall make available for inspection by Owners at its Corporate Trust Office any reports and communications, including any proxy solicitation material, received from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary shall also, upon written request by the Issuer, send to the Owners copies of such reports when furnished by the Issuer pursuant to Section 5.06.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English, to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

(b)

The Issuer will provide the Depositary and Holders and Owners with timely disclosure as to its or any of its subsidiaries status as a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and for each taxable year for which the Issuer or any of its subsidiaries is a PFIC, the Issuer (i) will transmit to the United States Holders (as defined in Section 7701(a)(30) of the Code) a PFIC Annual Information Statement as set forth in Section 5.06 and (ii) agrees to (A) inform the Depositary of any changes as to any and all tax requirements which may arise out of its PFIC status and (B) at the request of the Depositary, consult with the Depositary as to any and all such changes to the tax requirements.

SECTION 4.10

Lists of Owners.

Promptly upon request by the Issuer, the Depositary shall, at the expense of the Issuer, furnish to it a list, as of a recent date, of the names, addresses and holdings of American Depositary Shares by all persons in whose names American Depositary Shares are registered on the books of the Depositary.

SECTION 4.11

Withholding.

In connection with any distribution to Owners, the Issuer or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld by the Issuer or Depositary and owing to such authority or agency.  The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental authorities or agencies.  Notwithstanding any other provision of this Deposit Agreement, in the event that the Depositary determines that any distribution in property (including Units and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Units and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto in proportion to the number of American Depositary Shares held by them respectively.

The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request, in writing, to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Issuer or its agents may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners.

ARTICLE 5.

THE DEPOSITARY, THE CUSTODIANS AND THE ISSUER

SECTION 5.01

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain in the Borough of Manhattan, The City of New York, facilities for the execution and delivery, registration, registration of transfers and surrender of American Depositary Shares in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books, at its Corporate Trust Office, for the registration of American Depositary Shares and transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to this Deposit Agreement or the American Depositary Shares.

The Depositary may close the transfer books, at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder and shall do so at the reasonable request of the Issuer, provided that, any such closing of the transfer books shall be subject to the provisions of Section 2.06 hereof which will limit the suspension of withdrawal of Units.

If any American Depositary Shares are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar or appoint a Registrar or one or more co-registrars for registry of such American Depositary Shares in accordance with any requirements of such exchange or exchanges.

The Issuer shall have the right to inspect transfer and registration records of the Depositary relating to the American Depositary Shares at any reasonable time, to take copies thereof and to require the Depositary, the Registrar and any co-transfer agents or co-registrars to supply, at the Issuer’s expense, copies of such portions of such records as the Issuer may reasonably request in writing.

SECTION 5.02

Prevention or Delay in Performance by the Depositary or the Issuer.

Neither the Depositary, Trustee nor the Issuer nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or Holder (i) if by reason of any provision of any present or future law or regulation of the United States, Singapore or any other country, or of any governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Trust Deed, or by reason of any provision of any securities issued or distributed by the Issuer, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Issuer shall be prevented, delayed or forbidden from, or be subject to any civil or criminal penalty on account of, doing or performing any act or thing which by the terms of this Deposit Agreement, in the Trust Deed or the Deposited Securities it is provided shall be done or performed, (ii) nor shall the Depositary, the Trustee or the Issuer or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Holder of any American Depositary Share by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of this Deposit Agreement it is provided shall or may be done or performed, (iii) by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or in the Trust Deed, (iv) for the inability of any Owner or holder to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of this Deposit Agreement, made available to Owners or holders, or (v) for any special, consequential or punitive damages for any breach of the terms of this Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03, or an offering or distribution pursuant to Section 4.04, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.03

Obligations of the Depositary, the Custodian and the Issuer.

Neither the Issuer nor the Trustee assumes any obligation or any liability under this Deposit Agreement to any Owner or Holder, except that the Issuer agrees to perform its obligations specifically set forth in this Deposit Agreement, including but not limited to transmittal of the PFIC Annual Information Statement pursuant to Section 4.09(c), without negligence or bad faith.

Neither the Issuer, the Trustee nor the Depositary shall incur any liability for any tax consequences that may be incurred by Holders and Owners on account of their ownership of the American Depositary Shares.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to any Owner or Holder (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that the Depositary agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary, the Trustee nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares on behalf of any Owner or Holder or any other person.

Neither the Depositary, the Trustee nor the Issuer shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Units for deposit, any Owner or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.

The Depositary shall not be liable for the acts or omissions of any securities depository, clearing agency or settlement system in connection with or arising out of book-entry settlement of Deposited Securities or otherwise.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.04

 Resignation and Removal of the Depositary.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

The Depositary may at any time be removed by the Issuer by 90 days prior written notice of such removal, to become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary and (ii) the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

In case at any time the Depositary acting hereunder shall resign or be removed, the Issuer shall use its best efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Issuer an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due it and on the written request of the Issuer shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, shall duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor and shall deliver to such successor a list of the Owners of all outstanding Receipts.  Any such successor depositary shall promptly mail notice of its appointment to the Owners.

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.05

The Custodians.

The Custodian shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  Any Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least 30 days prior to the date on which such resignation is to become effective.  If upon such resignation there shall be no Custodian acting hereunder, the Depositary shall, promptly after receiving such notice, appoint a substitute custodian or custodians, each of which shall thereafter be a Custodian hereunder.  The Depositary in its discretion may appoint a substitute or additional custodian or custodians, each of which shall thereafter be one of the Custodians hereunder.  Upon demand of the Depositary any Custodian shall deliver such of the Deposited Securities held by it as are requested of it to any other Custodian or such substitute or additional custodian or custodians.  Each such substitute or additional custodian shall deliver to the Depositary, forthwith upon its appointment, an acceptance of such appointment satisfactory in form and substance to the Depositary.  The Depositary shall give the Issuer notice of any change in Custodian as promptly as practicable.

Upon the appointment of any successor depositary hereunder, each Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor depositary and the appointment of such successor depositary shall in no way impair the authority of each Custodian hereunder; but the successor depositary so appointed shall, nevertheless, on the written request of any Custodian, execute and deliver to such Custodian all such instruments as may be proper to give to such Custodian full and complete power and authority as agent hereunder of such successor depositary.

SECTION 5.06

Notices and Reports.

On or before the first date on which the Issuer gives notice, by publication or otherwise, of any meeting of holders of Units or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights, the Issuer agrees to transmit electronically or otherwise, to the Depositary and the Custodian a copy of the notice thereof in the form given or to be given to holders of Units or other Deposited Securities.

In addition, for each taxable year for which the Issuer or any of its subsidiaries is a PFIC, the Issuer will also transmit to the Depositary a PFIC Annual Information Statement (including all of the information specified in United States Treasury Regulation 1.1295-1(g)(1)) for the Issuer and each of its subsidiaries which is a PFIC during such taxable year.

The Issuer will arrange for the translation into English, if not already in English, to the extent required pursuant to any regulations of the Commission, and the prompt transmittal, electronically or otherwise, by the Issuer to the Depositary and the Custodian of such notices, PFIC Annual Information Statement, and any other reports and communications which are made generally available by the Issuer to holders of its Units.  If requested in writing by the Issuer, the Depositary will arrange for the mailing, at the Issuer’s expense, of copies of such notices, reports and communications to all Owners.  The Issuer will timely provide the Depositary with the quantity of such notices, statements, reports, and communications, as requested by the Depositary from time to time, in order for the Depositary to effect such mailings.

SECTION 5.07

Distribution of Additional Units, Rights, etc.

If the Issuer determines to make any issuance or distribution of (1) additional Units, (2) rights to subscribe for Units or other Deposited Securities, (3) securities convertible into Units, or (4) rights to subscribe for such securities (each a “Distribution”), the Issuer shall notify the Depositary in writing in English as promptly as practicable and in any event before the Distribution starts and, if requested in writing by the Depositary, the Issuer shall promptly furnish to the Depositary a written opinion from U.S. counsel for the Issuer that is reasonably satisfactory to the Depositary, stating whether or not the Distribution requires, or, if made in the United States, would require, registration under the Securities Act of 1933.  If, in the opinion of that counsel, the Distribution requires, or, if made in the United States, would require, registration under the Securities Act of 1933, that counsel shall furnish to the Depositary a written opinion, reasonably satisfactory to the Depositary, as to whether or not there is a registration statement under the Securities Act of 1933 in effect that will cover that Distribution.  In the event a Registration Statement under the Securities Act of 1933 would be required in connection with any such Distribution, neither the Issuer nor the Trustee will have any obligation to effect such registration.

The Trustee agrees with the Depositary that neither the Issuer nor any entities controlled by the Issuer will any time deposit any Units, either originally issued or previously issued and reacquired by the Issuer, unless a Registration Statement is in effect as to such Units under the Securities Act of 1933 or the Issuer delivers to the Depositary an opinion of United States counsel, reasonably satisfactory to the Depositary, to the effect that, upon deposit, those Units will be eligible for public resale in the United States without further registration under the Securities Act of 1933 or the Issuer delivers to the Depositary an opinion of United States counsel, reasonably satisfactory to the Depositary, to the effect that, upon deposit, those Units will be eligible for public resale in the United States without further registration under the Securities Act of 1933.

SECTION 5.08

Indemnification.

The Issuer and the Trustee agrees to jointly and severally indemnify the Depositary, its directors, employees, agents and affiliates and any Custodian against, and hold each of them harmless from, any liability or expense (including, but not limited to any fees and expenses incurred in seeking, enforcing or collecting such indemnity and the fees and expenses of counsel) which may arise out of or in connection with (a) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (b) acts performed or omitted, pursuant to the provisions of or in connection with this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (i) by either the Depositary or a Custodian or their respective directors, employees, agents and affiliates, except for any liability or expense arising out of the negligence or bad faith of either of them, or (ii) by the Issuer or any of its directors, employees, agents and affiliates.

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely and exclusively out of a Pre-Release (as defined in Section 2.09 hereof) of American Depositary Shares in accordance with Section 2.09 hereof and which would not otherwise have arisen had such American Depositary Shares not been the subject of a Pre-Release pursuant to Section 2.09 hereof; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had American Depositary Shares not be the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum), or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares, except to the extent any such liability or expense arises out of (i) information relating to the Depositary or any Custodian (other than the Issuer or the Trustee), as applicable, furnished in writing and not materially changed or altered by the Issuer expressly for use in any of the foregoing documents or (ii) if such information is provided, the failure to state a material fact necessary to make the information provided not misleading..

The Depositary agrees to indemnify the Issuer, the Trustee, its directors, employees, agents and their respective affiliates and hold them harmless from any liability or expense (including, but not limited to, the reasonable fees and expenses of counsel) which may arise out of acts performed or omitted by the Depositary or its Custodian or their respective directors, employees, agents and affiliates due to their negligence or bad faith.

SECTION 5.09

Charges of Depositary.

The Issuer agrees to pay the fees and out-of-pocket expenses of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Issuer from time to time.

The following charges shall be incurred by any party depositing or withdrawing Units or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a delivery of American Depositary Shares pursuant to Section 4.03), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Units generally on the share register of the Issuer or Foreign Registrar and applicable to transfers of Units to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 and the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to this Deposit Agreement, including, but not limited to Sections 4.01 through 4.04 hereof, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Units ) but which securities are instead distributed by the Depositary to Owners, (8) in addition to any fee charged under clause 6, a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which will be payable as provided in clause 9 below, (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Units or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Section 2.09 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in American Depositary Shares.

SECTION 5.10

Retention of Depositary Documents.

The Depositary is authorized to destroy those documents, records, bills and other data compiled during the term of this Deposit Agreement at the times permitted by the laws or regulations governing the Depositary unless the Issuer requests that such papers be retained for a longer period or turned over to the Issuer or to a successor depositary.

SECTION 5.11

Exclusivity.

The Issuer agrees not to appoint any other depositary for issuance of American or global depositary Units or receipts so long as The Bank of New York Mellon is acting as Depositary hereunder.

SECTION 5.12

List of Restricted Securities Owners.

From time to time, the Issuer shall provide to the Depositary a list setting forth, to the actual knowledge of the Issuer, those persons or entities who beneficially own Restricted Securities and the Issuer shall update that list on a regular basis.  The Issuer agrees to advise in writing each of the persons or entities so listed that such Restricted Securities are ineligible for deposit hereunder.  The Depositary may rely on such a list or update but shall not be liable for any action or omission made in reliance thereon.

ARTICLE 6.

AMENDMENT AND TERMINATION

SECTION 6.01

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary without the consent of Owners or holders in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding American Depositary Shares until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares. Every Owner and holder, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such American Depositary Shares or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner to surrender American Depositary Shares and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.02

Termination.

The Issuer may at any time terminate this Deposit Agreement by instructing the Depositary to mail a notice of termination to the Owners of all American Depositary Shares then outstanding at least 60 days prior to the termination date included in such notice.  The Depositary may likewise terminate this Deposit Agreement if at any time 60 days shall have expired after the Depositary delivered to the Issuer a written resignation notice and if a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04; in such case the Depositary shall mail a notice of termination to the Owners of all American Depositary Shares then outstanding at least 30 days prior to the termination date.  On and after the date of termination, the Owner of American Depositary Shares will, upon (a) surrender of such American Depositary Shares, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by those American Depositary Shares.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in this Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges).

At any time after the expiration of four months from the date of termination, the Depositary may sell the Deposited Securities then held under this Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of this Deposit Agreement, and any applicable taxes or governmental charges.  Upon the termination of this Deposit Agreement, the Issuer shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09.

ARTICLE 7.

MISCELLANEOUS

SECTION 7.01

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of such counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodians and shall be open to inspection by any Owner or Holder during business hours.

SECTION 7.02

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.03

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.04

Owners and Holders as Parties; Binding Effect.

The Owners and Holders from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Receipts by acceptance of American Depositary Shares or any interest therein.  Each Owner agrees that, by accepting American Depositary Shares, such Owner shall hold such American Depositary Shares subject to, and with the obligations of, the provisions of the Trust Deed, if any, that are applicable to them.

SECTION 7.05

Notices.

Any and all notices to be given to the Issuer shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to First Ship Lease Trust, c/o FSL Trust Management Pte. Ltd., 9 Temasek Boulevard, #19-03 Suntec Tower Two, Singapore 038989, Attention: Cheong Chee Tham, Chief Financial Officer, telephone: 65-6836-3000, facsimile:  65-6836-6001 or any other place to which the Issuer may have transferred its principal office with notice to the Depositary. The Issuer will give written notice, as promptly as practicable, of any such change to the Depositary, should the address its principal office change following the date of this Deposit Agreement.

Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention:  American Depositary Receipt Administration, or any other place to which the Depositary may have transferred its Corporate Trust Office with notice to the Issuer.  The Depositary will give written notice, as promptly as practicable, of any such change to the Issuer, should the address of the Corporate Trust Office change following the date of this Deposit Agreement.

Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books for American Depositary Shares of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

Delivery of a notice sent by mail or cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing the same (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post-office letter box.  The Depositary or the Issuer may, however, act upon any cable, telex or facsimile transmission received by it, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.06

Submission to Jurisdiction; Appointment of Agent for Service of Process; Jury Trial Waiver.

The Issuer hereby (i) irrevocably designates and appoints Seward & Kissel LLP (the “Agent”) now at One Battery Park Plaza, New York, New York, 10004; Attention: Gary J. Wolfe, as the Issuer’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Units or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, and (ii) agrees that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Issuer in any such suit or proceeding.  The Issuer agrees to deliver, upon the execution and delivery of this Deposit Agreement, a written acceptance by such agent of its appointment as such agent.  The Issuer further agrees to take any and all action, including the filing of any and all such documents and instruments, as may be necessary to continue such designation and appointment in full force and effect for so long as any American Depositary Shares or Receipts remain outstanding or this Agreement remains in force.  In the event the Issuer fails to continue such designation and appointment in full force and effect, the Issuer hereby waives personal service of process upon it and consents that any such service of process may be made by certified or registered mail, return receipt requested, directed to the Issuer at its address last specified for notices hereunder, and service so made shall be deemed completed five (5) days after the same shall have been so mailed.

EACH PARTY TO THIS DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH OWNER AND HOLDER) HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE ISSUER, TRUSTEE AND/OR THE DEPOSITARY DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE UNITS OR OTHER DEPOSITED SECURITIES, THE AMERICAN DEPOSITARY SHARES OR THE RECEIPTS, THIS DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR  THEREIN, OR THE BREACH HEREOF OR THEREOF, INCLUDING WITHOUT LIMITATION ANY QUESTION REGARDING EXISTENCE, VALIDITY OR TERMINATION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

SECTION 7.07

Waiver of Immunities.

To the extent that the Issuer or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Units or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, the Issuer, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 7.08

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by the laws of the State of New York, except with respect to its authorization and execution by the Issuer, which shall be governed by the laws of Singapore.

SECTION 7.09

Singapore Law References.

Any summary or reference of the Singapore laws and regulations and of the terms of the Trust Deed set forth in the Deposit Agreement have been provided by the Issuer solely for the convenience of Holders, beneficial Owners and the Depositary.  While such summaries or references are believed by the Issuer to be accurate as of the date of the Deposit Agreement, (i) they are summaries or references and as such may not include all aspects of the materials summarized or referenced applicable to a Holder or beneficial Owner, and (ii) these laws and regulations and the Trust Deed may change after the date of the Deposit Agreement.  Neither the Depositary, the Trustee nor the Issuer has any obligation under the terms of the Deposit Agreement to update any such summaries or references.

SECTION 7.10

Compliance with U.S. Securities Laws.

Notwithstanding anything in the Deposit Agreement to the contrary, each of the Issuer and the Depositary agrees that it will not exercise any rights it has under the Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

SECTION 7.11

Arbitration; Settlement of Disputes.

(i)

Any controversy, claim or cause of action brought by any party or parties hereto against any other party or parties hereto arising out of or relating to the Deposit Agreement shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

(ii)

The place of the arbitration shall be the City of New York, State of New York, United States of America, and the language of the arbitration shall be English.

(iii)

The number of arbitrators shall be three, each of whom shall be disinterested in the dispute or controversy, shall have no connection with any party thereto, and shall be an attorney experienced in international securities transactions.  Each party shall appoint one arbitrator and the two arbitrators shall select a third arbitrator who shall serve as chairperson of the tribunal.  If a dispute, controversy or cause of action shall involve more than two parties, the parties shall attempt to align themselves in two sides (i.e., claimant and respondent), each of which shall appoint one arbitrator as if there were only two parties to such dispute, controversy or cause of action.  If either or both parties fail to select an arbitrator, or if such alignment (in the event there is more than two parties) shall not have occurred, within sixty (60) calendar days after the initiating party serves the arbitration demand or the two arbitrators fail to select a third arbitrator within sixty (60) calendar days of the selection of the second arbitrator, the American Arbitration Association shall appoint the arbitrator or arbitrators in accordance with its rules.  The parties and the American Arbitration Association may appoint the arbitrators from among the nationals of any country, whether or not a party is a national of that country.

(iv)

The arbitrators shall have no authority to award damages not measured by the prevailing party's actual damages and shall have no authority to award any consequential, special or punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Deposit Agreement.

 (v)

In the event any third-party action or proceeding is instituted against the Depositary relating to or arising from any act or failure to act by the Issuer or the Trustee, the Issuer and the Trustee hereby submit to the personal jurisdiction of the court or administrative agency in which such action or proceeding is brought.

IN WITNESS WHEREOF, FIRST SHIP LEASE TRUST and THE BANK OF NEW YORK MELLON have duly executed this Deposit Agreement as of the day and year first set forth above and all Owners and Holders shall become parties hereto upon acceptance by them of American Depositary Shares or any interest therein.

FIRST SHIP LEASE TRUST

BY: FSL TRUST MANAGEMNT PTE. LTD.

as Trustee-Manager

By: _________________________________

   Name:

   Title:

THE BANK OF NEW YORK MELLON,

   as Depositary

By: ________________________________

   Name:

   Title:

EXHIBIT A

THE ISSUER IS A PASSIVE FOREIGN INVESTMENT COMPANY, WITH RESPECT TO WHICH U.S. OWNERS AND HOLDERS OF AMERICAN DEPOSITARY SHARES MAY FACE ADVERSE TAX CONSEQUENCES. OWNERS AND HOLDERS SHOULD CONSULT THEIR TAX ADVISERS REGARDING THE TAX IMPLICATIONS OF OWNING AND DISPOSING OF THE AMERICAN DEPOSITARY SHARES.

AMERICAN DEPOSITARY SHARES

(Each American Depositary Share represents

Ten (10) deposited Units)

THE BANK OF NEW YORK MELLON

AMERICAN DEPOSITARY RECEIPT

FOR ORDINARY UNITS OF

FIRST SHIP LEASE TRUST

(INCORPORATED UNDER THE LAWS OF SINGAPORE)

The Bank of New York Mellon, as depositary (hereinafter called the “Depositary”), hereby certifies that___________ ____________________________________________, or registered assigns IS THE OWNER OF _____________________________

AMERICAN DEPOSITARY SHARES

representing deposited Units (herein called “Units”) of First Ship Lease Trust, a business trust constituted under the laws of Singapore by the Trust Deed (herein called the "Issuer"), as managed by FSL Trust Management Pte. Ltd., a company incorporated under the laws of Singapore, a trustee-manager of the Issuer and any successor trustee-manager of the Issuer (herein called the “Trustee”).  At the date hereof, each American Depositary Share represents ten (10) Units deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the Singapore office of HSBC, DBS and UOB (herein called the “Custodian”).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y. 10286

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called “Receipts”), all issued and to be issued upon the terms and conditions set forth in the deposit agreement, dated as of __________, 2008 (herein called the “Deposit Agreement”), by and among the Issuer, the Depositary, and all Owners and holders from time to time of American Depositary Shares issued thereunder, each of whom by accepting American Depositary Shares agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and holders and the rights and duties of the Depositary in respect of the Units deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Units and held thereunder (such Units, securities, property, and cash are herein called “Deposited Securities”).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF UNITS .

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Owner of those American Depositary Shares is entitled to delivery, to him or as instructed, of the amount of Deposited Securities at the time represented by those American Depositary Shares.  Delivery of such Deposited Securities may be made by the delivery of (a) (i) certificates or account transfer in the name of the Owner hereof or as ordered by him, with proper endorsement or accompanied by proper instruments or instructions of transfer or (ii) the appropriate electronically effected book entry in the Depository Register maintained by the CDP crediting the CDP Account of the Owner or such person as ordered by him and (b) any other securities, property and cash to which such Owner is then entitled in respect of this Receipt.  Such delivery will be made at the option of the Owner hereof, either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Units or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner hereof.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

Transfers of American Depositary Shares may be registered on the books of the Depositary by the Owner in person or by a duly authorized attorney, upon surrender of those American Depositary Shares properly endorsed for transfer or accompanied by proper instruments of transfer, in the case of a Receipt, or pursuant to a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement), in the case of uncertificated American Depositary Shares, and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose. This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered. The Depositary, upon surrender of certificated American Depositary Shares for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel those certificated American Depositary Shares and send the Owner a statement confirming that the Owner is the Owner of uncertificated American Depositary Shares. The Depositary, upon receipt of a proper instruction (including, for the avoidance of doubt, instructions through DRS and Profile as provided in Section 2.10 of the Deposit Agreement) from the Owner of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares, shall cancel those uncertificated American Depositary Shares and deliver to the Owner the same number of certificated American Depositary Shares.  As a condition precedent to the delivery, registration of transfer, or surrender of any American Depositary Shares or split-up or combination of any Receipt or withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require payment from the Owner, the depositor of the Units or the presenter of the Receipt or instruction for registration of transfer or surrender of American Depositary Shares not evidenced by a Receipt of a sum sufficient to reimburse it for any tax or other governmental charge and any stock transfer or registration fee with respect thereto (including any such tax or charge and fee with respect to Units being deposited or withdrawn) and payment of any applicable fees as provided in the Deposit Agreement, may require the production of proof satisfactory to it as to the identity and genuineness of any signature and may also require compliance with any regulations the Depositary may establish consistent with the provisions of the Deposit Agreement.

The delivery of American Depositary Shares against deposit of Units generally or against deposit of particular Units may be suspended, or the transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary or Foreign Registrar, if any,  are closed, or if any such action is deemed necessary or advisable by the Depositary or the Issuer or the Foreign Registrar, if any, at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the American Depositary Shares or Units are listed or under any provision of the Deposit Agreement, or for any other reason, subject to the provisions of the following sentence. Notwithstanding anything to the contrary in the Deposit Agreement or this Receipt, the surrender of outstanding American Depositary Shares and withdrawal of Deposited Securities may not be suspended subject only to (i) temporary delays caused by closing the transfer books of the Depositary or the Issuer or the Foreign Registrar, if applicable, or the deposit of Units in connection with voting at a shareholders’ meeting, or the payment of dividends, (ii) the payment of fees, taxes and similar charges, and (iii) compliance with any U.S. or foreign laws or governmental regulations relating to the American Depositary Shares or to the withdrawal of the Deposited Securities.  Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Units which would be required to be registered under the provisions of the Securities Act of 1933, unless a registration statement is in effect as to such Units or such Units are exempt from registration thereunder.

4.

LIABILITY OF OWNER FOR TAXES.

If any tax or other governmental charge shall become payable with respect to any American Depositary Shares or any Deposited Securities represented by any American Depositary Shares, such tax or other governmental charge shall be payable by the Owner to the Depositary.  The Depositary may refuse to register any transfer of those American Depositary Shares or any withdrawal of Deposited Securities represented by those American Depositary Shares until such payment is made, and may withhold any dividends or other distributions, or may sell for the account of the Owner any part or all of the Deposited Securities represented by those American Depositary Shares, and may apply such dividends or other distributions or the proceeds of any such sale in payment of such tax or other governmental charge and the Owner shall remain liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF UNITS .

Every person depositing Units under the Deposit Agreement shall be deemed thereby to represent and warrant, that such Units and each certificate therefor, if applicable, are validly issued, fully paid, nonassessable and free of any preemptive rights of the holders of outstanding Units and that the person making such deposit is duly authorized so to do.  Every such person shall also be deemed to represent that the deposit of such Units and the sale of American Depositary Shares representing such Units by that person are not restricted under the Securities Act of 1933.  Such representations and warranties shall survive the deposit of Units and delivery of American Depositary Shares.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person presenting Units for deposit or any Owner or holder may be required from time to time to file with the Depositary or the Custodian such proof of citizenship or residence, exchange control approval, or such information relating to the registration on the books of the Issuer or the Foreign Registrar, if applicable, to execute such certificates and to make such representations and warranties, as the Depositary may deem necessary or proper.  The Depositary may withhold the delivery or registration of transfer of any American Depositary Shares or the distribution of any dividend or sale or distribution of rights or of the proceeds thereof or the delivery of any Deposited Securities until such proof or other information is filed or such certificates are executed or such representations and warranties made.  Upon the reasonable written request of the Issuer, the Depositary shall provide the Issuer, at the Issuer’s expense, as promptly as practicable, with originals or copies of any such proofs or citizenship or residence, or exchange control approval which it receives, to the extent that disclosure is permitted under applicable law.  No Unit shall be accepted for deposit unless accompanied by evidence satisfactory to the Depositary that any necessary approval has been granted by any governmental body in Singapore that is then performing the function of the regulation of currency exchange.  In addition, the Depositary and the custodian shall refuse to accept Units for deposit (i) whenever notified in writing by the Issuer that the Issuer has restricted transfer of such Units to comply with delivery or transfer requirements and/or ownership restrictions referred to in the Deposit Agreement or under applicable law and (ii) in the case of a deposit of Units requested under Section 2.02 of the Deposit Agreement, if such deposit is not permitted under any restriction notified by the Issuer to the Depositary from time to time.

7.

CHARGES OF DEPOSITARY.

The following charges shall be incurred by any party depositing or withdrawing Units or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Issuer or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a delivery of American Depositary Shares pursuant to Section 4.03 of the Deposit Agreement), or by Owners, as applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Units generally on the share register of the Issuer or Foreign Registrar and applicable to transfers of Units to or from the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, including, but not limited to Sections 4.01 through 4.04 of the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02 of the Deposit Agreement, such fee being in an amount equal to the fee for the execution and delivery of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Units ) but which securities are instead distributed by the Depositary to Owners, (8) in addition to any fee charged under clause 6, a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which will be payable as provided in clause 9 below, (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Units or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be payable at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Issuer and its affiliates and in American Depositary Shares.

8.

PRE-RELEASE OF RECEIPTS.

Unless requested in writing by the Trustee to cease doing so, notwithstanding Section 2.03 of the Deposit Agreement, the Depositary may deliver American Depositary Shares prior to the receipt of Units pursuant to Section 2.02 of the Deposit Agreement (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Units upon the surrender of American Depositary Shares that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Units in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation from the person to whom American Depositary Shares or Units are to be delivered, that such person, or its customer, owns the Units or American Depositary Shares to be remitted, as the case may be, (b) at all times fully collateralized with cash or such other collateral as the Depositary deems appropriate, (c) terminable by the Depositary on not more than five (5) business days notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Units represented by American Depositary Shares which are outstanding at any time as a result of Pre-Release will not normally exceed thirty percent (30%) of the Units deposited under the Deposit Agreement; provided, however, that the Depositary reserves the right to change or disregard such limit from time to time as it deems appropriate, and may, with the prior written consent of the Trustee, change such limit for purposes of general application.

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TITLE TO RECEIPTS.

It is a condition of this Receipt and every successive Owner and holder of this Receipt by accepting or holding the same consents and agrees that when properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York. American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York.  The Depositary, notwithstanding any notice to the contrary, may treat the Owner of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in the Deposit Agreement and for all other purposes, and neither the Depositary, Issuer nor the Trustee shall have any obligation or be subject to any liability under the Deposit Agreement to any Holder of American Depositary Shares unless that Holder is the Owner of those American Depositary Shares.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose, unless this Receipt shall have been executed by the Depositary by the manual signature of a duly authorized signatory of the Depositary; provided, however that such signature may be a facsimile if a Registrar for the Receipts shall have been appointed and such Receipts are countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS;  PFIC INFORMATION.

The Issuer currently furnishes the Securities and Exchange Commission (hereinafter called the “Commission”) with certain public reports and documents required by foreign law or otherwise under Rule 12g3-2(b) under the Securities Exchange Act of 1934, as amended.  Such reports and communications will be available for inspection and copying at the public reference facilities maintained by the Commission located at 100 F Street, N.E., Washington, D.C. 20549.

The Issuer will provide the Depositary and Holders and Owners with timely disclosure as to its or any of its subsidiaries status as a “passive foreign investment company” (a “PFIC”) within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended (the “Code”), and for each taxable year for which the Issuer or any of its subsidiaries is a PFIC, the Issuer (i) will transmit to the United States Holders (as defined in Section 7701(a)(30) of the Code) a PFIC Annual Information Statement as set forth in Section 5.06 of the Deposit Agreement and (ii) agrees to (A) inform the Depositary of any changes as to any and all tax requirements which may arise out of its PFIC status and (B) at the request of the Depositary, consult with the Depositary as to any and all such changes to the tax requirements.

The Depositary will make available for inspection by Owners at its Corporate Trust Office any reports, notices and other communications, including any proxy soliciting material, received from the Issuer which are both (a) received by the Depositary as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Issuer.  The Depositary will also, upon written request by the Issuer, send to Owners copies of such reports when furnished by the Issuer pursuant to the Deposit Agreement.  Any such reports and communications, including any such proxy soliciting material, furnished to the Depositary by the Issuer shall be furnished in English to the extent such materials are required to be translated into English pursuant to any regulations of the Commission.

The Depositary will keep books, at its Corporate Trust Office, for the registration of American Depositary Shares and transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Issuer or a matter related to the Deposit Agreement or the American Depositary Shares.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution on any Deposited Securities, the Depositary will, as promptly as practicable, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, convert such dividend or distribution into dollars and will distribute the amount thus received (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement) to the Owners entitled thereto; provided, however, that in the event that the Issuer or the Depositary is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes or other governmental charges, the amount distributed to the Owners of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to the provisions of Section 4.11 and 5.09 of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed to the Owners entitled thereto, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may, after consulting with the Issuer, to the extent practicable, adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including, but not limited to, the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement) will be distributed by the Depositary to the Owners of Receipts entitled thereto all in the manner and subject to the conditions described in Section 4.01 of the Deposit Agreement.  The Depositary may withhold any distribution of securities under Section 4.02 of the Deposit Agreement if it has not received satisfactory assurances from the Issuer that the distribution does not require registration under the Securities Act of 1933.  The Depositary may sell, by public or private sale, an amount of securities or other property it would otherwise distribute under this Article that is sufficient to pay its fees and expenses in respect of that distribution.

If any distribution consists of a dividend in, or free distribution of, Units, the Depositary may deliver to the Owners entitled thereto, an aggregate number of American Depositary Shares representing the amount of Units received as such dividend or free distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Units and after deduction or upon issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement (and the Depositary may sell, by public or private sale, an amount of Units received sufficient to pay its fees and expenses in respect of that  distribution.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary will sell the amount of Units represented by the aggregate of such fractions and distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.01of the Deposit Agreement, provided, however, that no distribution to Owners pursuant to Section 4.03 shall be reasonably delayed by an action of the Depositary or any of its agents.  If additional American Depositary Shares are not so delivered, each American Depositary Share shall thenceforth also represent the additional Units distributed upon the Deposited Securities represented thereby.

In connection with any distribution to Owners, the Issuer or its agent will remit to the appropriate governmental authority or agency all amounts (if any) required to be withheld by the Issuer and owing to such authority or agency.  The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request, in writing, to enable the Issuer or its agent to file necessary reports with governmental authorities or agencies.  Notwithstanding any other provision of the Deposit Agreement, in the event that the Depositary determines that any distribution in property (including Units and rights to subscribe therefor) is subject to any tax or other governmental charge which the Depositary is obligated to withhold, the Depositary may by public or private sale dispose of all or a portion of such property (including Units and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes or charges and the Depositary shall distribute the net proceeds of any such sale after deduction of such taxes or charges to the Owners entitled thereto.

The Depositary will forward to the Issuer or its agent such information from its records as the Issuer may reasonably request to enable the Issuer or its agent to file necessary reports with governmental agencies, and the Issuer or its agents may file any such reports necessary to obtain benefits under the applicable tax treaties for the Owners of American Depositary Shares provided that neither the Depositary nor the Issuer shall have any obligation to file such reports.

13.

RIGHTS.

In the event that the Issuer shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Units or any rights of any other nature, the Depositary shall have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available to such Owners or, if by the terms of such rights offering or for any other reason, the Depositary may not either make such rights available to any Owners or dispose of such rights and make the net proceeds available to such Owners, then the Depositary shall allow the rights to lapse.  If at the time of the offering of any rights the Depositary determines in its discretion that it is lawful and feasible to make such rights available to all or certain Owners but not to other Owners, the Depositary may distribute to any Owner to whom it determines the distribution to be lawful and feasible, in proportion to the number of American Depositary Shares held by such Owner, warrants or other instruments therefor in such form as it deems appropriate.

In circumstances in which rights would otherwise not be distributed, if an Owner requests the distribution of warrants or other instruments in order to exercise the rights allocable to the American Depositary Shares of such Owner under the Deposit Agreement, the Depositary will make such rights available to such Owner upon written notice from the Issuer to the Depositary that (a) the Issuer has elected in its sole discretion to permit such rights to be exercised and (b) such Owner has executed such documents as the Issuer has determined in its sole discretion are reasonably required under applicable law.

If the Depositary has distributed warrants or other instruments for rights to all or certain Owners, then upon instruction from such an Owner pursuant to such warrants or other instruments to the Depositary from such Owner to exercise such rights, upon payment by such Owner to the Depositary for the account of such Owner of an amount equal to the purchase price of the Units to be received upon the exercise of the rights, and upon payment of the fees and expenses of the Depositary and any other charges as set forth in such warrants or other instruments, the Depositary shall, on behalf of such Owner, exercise the rights and purchase the Units, and the Issuer shall cause the Units so purchased to be delivered to the Depositary on behalf of such Owner.  As agent for such Owner, the Depositary will cause the Units so purchased to be deposited pursuant to Section 2.02 of the Deposit Agreement, and shall, pursuant to Section 2.03 of the Deposit Agreement, deliver American Depositary Shares to such Owner.  In the case of a distribution pursuant to the second paragraph of this Article 13, such deposit shall be made, and depositary Units shall be delivered, under depositary arrangements which provide for issuance of depositary Units subject to the appropriate restrictions on sale, deposit, cancellation, and transfer under applicable United States laws.

If the Depositary determines in its discretion that it is not lawful and feasible to make such rights available to all or certain Owners, it may sell the rights, warrants or other instruments in proportion to the number of American Depositary Shares held by the Owners to whom it has determined it may not lawfully or feasibly make such rights available, and allocate the net proceeds of such sales (net of the fees and expenses of the Depositary as provided in Section 5.09 of the Deposit Agreement and all taxes and governmental charges payable in connection with such rights and subject to the terms and conditions of the Deposit Agreement) for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act; provided, that nothing in the Deposit Agreement shall create any obligation on the part of the Issuer or the Trustee to file a registration statement with respect to such rights or underlying securities or to endeavor to have such a registration statement declared effective.  If an Owner requests the distribution of warrants or other instruments, notwithstanding that there has been no such registration under the Securities Act of 1933, the Depositary shall not effect such distribution unless it has received an opinion from recognized counsel in the United States for the Issuer upon which the Depositary may rely that such distribution to such Owner is exempt from such registration.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular.

Any distribution of net proceeds to the Owners under Section 4.04 of the Deposit Agreement shall be made to the Owners entitled thereto in the manner and subject to the conditions set forth in Section 4.01 of the Deposit Agreement.

14.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into Dollars and the resulting Dollars transferred to the United States, as promptly as practicable, the Depositary shall convert or cause to be converted by sale or in any other manner that it may determine, such foreign currency into Dollars, and such Dollars shall be distributed to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions, the date of delivery of any American Depositary Shares or otherwise and shall be net of any expenses of conversion into Dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall, as promptly as practicable, file, or cause to be filed, such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary or the Custodian is not convertible on a reasonable basis into Dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in Dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued with respect to the Deposited Securities, or whenever the Depositary shall receive notice of any meeting of holders of Units or other Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Units that are represented by each American Depositary Share, or whenever the Depositary shall find it necessary or convenient, the Depositary shall fix a record date (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fee assessed by the Depositary pursuant to the Deposit Agreement, or (b) on or after which each American Depositary Share will represent the changed number of Units, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

Upon receipt of notice of any meeting of holders of Units or other Deposited Securities, if requested in writing by the Issuer, the Depositary shall, as soon as practicable thereafter, mail to the Owners of Receipts a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting received by the Depositary from the Issuer, (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of law and of the Trust Deed, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Units or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including an express indication that such instructions may be given or deemed given in accordance with the last sentence of this paragraph if no instruction is received, to the Depositary to give a discretionary proxy to a person designated by the Trustee.  Upon the written request of an Owner of American Depositary Shares on such record date, received on or before the date established by the Depositary for such purpose, the Depositary shall endeavor insofar as practicable to vote or cause to be voted the amount of Units or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Units or other Deposited Securities, other than in accordance with such instructions or deemed instructions.  If no instructions are received by the Depositary from any Owner with respect to any of the Deposited Securities represented by the American Depositary Shares evidenced by such Owner's Receipts on or before the date established by the Depositary for such purpose, the Depositary shall deem such Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Issuer with respect to such Deposited Securities and the Depositary shall give a discretionary proxy to a person designated by the Issuer to vote such Deposited Securities, provided, that no such instruction shall be given with respect to any matter as to which the Issuer informs the Depositary (and the Issuer agrees to provide such information as promptly as practicable in writing) that (x) the Issuer does not wish such proxy given, (y) substantial opposition exists or (z) such matter materially and adversely affects the rights of holders of Units.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the instruction date to ensure that the Depositary will vote the Units or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

In order to give Owners a reasonable opportunity to instruct the Depositary as to the exercise of voting rights relating to Deposited Securities, if the Issuer will request the Depositary to act under this Section 4.07, the Issuer shall give the Depositary notice of any such meeting and details concerning the matters to be voted upon not less than 30 days prior to the meeting date.

The Depositary may, to the extent not prohibited by law, regulations or applicable exchange requirements, in lieu of distribution of the materials provided to the Depositary in connection with any meeting of, or solicitation of consents or proxies from, holders of Deposited Securities, distribute to the Holders a notice that provides Holders with a means to retrieve such materials or receive such materials upon request (i.e., by reference to a website containing the materials for retrieval or a contact for requesting copies of the materials).

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

Upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Issuer or to which it is a party, or upon the redemption or cancellation by the Issuer of the Deposited Securities, any securities, cash or property which shall be received by the Depositary or a Custodian in exchange for, in conversion of, in lieu of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may deliver additional American Depositary Shares as in the case of a dividend in Units, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE ISSUER AND DEPOSITARY.

Neither the Depositary, the Trustee nor the Issuer nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner or holder, (i) if by reason of any provision of any present or future law or regulation of the United States, Singapore or any other country, or of any governmental or regulatory authority, or by reason of any provision, present or future, of the Trust Deed, or by reason of any provision of any securities issued or distributed by the Issuer, or any offering or distribution thereof, or by reason of any act of God or war or terrorism or other circumstances beyond its control, the Depositary or the Issuer shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement, in the Trust Deed or Deposited Securities it is provided shall be done or performed, (ii) nor shall the Depositary, the Trustee or the Issuer or any of their respective directors, employees, agents or affiliates incur any liability to any Owner or Holder of any American Depositary Share by reason of any non-performance or delay, caused as aforesaid, in the performance of any act or thing which by the terms of the Deposit Agreement it is provided shall or may be done or performed, (iii) by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or in the Trust Deed, (iv) for the inability of any Owner or holder to benefit from any distribution, offering, right or other benefit which is made available to holders of Deposited Securities but is not, under the terms of the Deposit Agreement, made available to Owners or holders, or (v) for any special, consequential or punitive damages for any breach of the terms of the Deposit Agreement.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Issuer, the Trustee nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement, to Owners or holders, except that they agree to perform their obligations specifically set forth in the Deposit Agreement, including but not limited to transmittal of the PFIC Annual Information Statement pursuant to Section 4.09(c) of the Deposit Agreement, without negligence or bad faith.  Neither the Issuer nor the Depositary shall incur any liability for any tax consequences that may be incurred by Holders and Owners on account of their ownership of the American Depositary Shares.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary, the Trustee nor the Issuer shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares, on behalf of any Owner or holder or other person.  Neither the Depositary, the Trustee nor the Issuer shall be liable for any action or nonaction by it in reliance upon the advice of or information from legal counsel, accountants, any person presenting Units for deposit, any Owner or holder, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be liable for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that in connection with the issue out of which such potential liability arises, the Depositary performed its obligations without negligence or bad faith while it acted as Depositary.  The Depositary shall not be liable for the acts or omissions of any securities depository, clearing agency or settlement system in connection with or arising out of book-entry settlement of Deposited Securities or otherwise.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or nonaction is in good faith.

  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary under the Deposit Agreement by written notice of its election so to do delivered to the Issuer, such resignation to take effect upon the earlier of (i) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement or (ii) termination by the Depositary pursuant to Section 6.02 of the Deposit Agreement.  The Depositary may at any time be removed by the Issuer by 90 days prior written notice of such removal, to become effective upon the later of (i) the 90th day after delivery of the notice to the Depositary and (ii) the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary in its discretion may appoint a substitute or additional custodian or custodians.

20.

AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Issuer and the Depositary without the consent of Owners or holders in any respect which they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes and other governmental charges, registration fees, cable, telex or facsimile transmission costs, delivery costs or other such expenses), or which shall otherwise prejudice any substantial existing right of Owners, shall, however, not become effective as to outstanding American Depositary Shares until the expiration of 30 days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares. Every Owner and holder of American Depositary Shares, at the time any amendment so becomes effective, shall be deemed, by continuing to hold such American Depositary Shares or any interest therein, to consent and agree to such amendment and to be bound by the Deposit Agreement as amended thereby. In no event shall any amendment impair the right of the Owner to surrender American Depositary Shares and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Issuer may terminate the Deposit Agreement by instructing the Depositary to mail notice of termination to the Owners of all American Depositary Shares then outstanding at least 60 days prior to the termination date included in such notice.  The Depositary may likewise terminate the Deposit Agreement, if at any time 60 days shall have expired after the Depositary delivered to the Issuer a written resignation notice and if a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement; in such case the Depositary shall mail a notice of termination to the Owners of all American Depositary Shares then outstanding at least 30 days prior to the termination date.  On and after the date of termination, the Owner of American Depositary Shares will, upon (a) surrender of such American Depositary Shares, (b) payment of the fee of the Depositary for the surrender of American Depositary Shares referred to in Section 2.05, and (c) payment of any applicable taxes or governmental charges, be entitled to delivery, to him or upon his order, of the amount of Deposited Securities represented by those American Depositary Shares.  If any American Depositary Shares shall remain outstanding after the date of termination, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under the Deposit Agreement, except that the Depositary shall continue to collect dividends and other distributions pertaining to Deposited Securities, shall sell rights and other property as provided in the Deposit Agreement, and shall continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, upon surrender of American Depositary Shares (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges). At any time after the expiration of four months from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds. After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash (after deducting, in each case, the fee of the Depositary for the surrender of American Depositary Shares, any expenses for the account of the Owner of such American Depositary Shares in accordance with the terms and conditions of the Deposit Agreement, and any applicable taxes or governmental charges).  Upon the termination of the Deposit Agreement, the Issuer shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

DTC DIRECT REGISTRATION SYSTEM AND PROFILE MODIFICATION SYSTEM.

(a)

Notwithstanding the provisions of Section 2.04 of the Deposit Agreement, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of an Owner, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(b)

In connection with and in accordance with the arrangements and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting registration of transfer and delivery described in subsection (a) has the actual authority to act on behalf of the Owner (notwithstanding any requirements under the Uniform Commercial Code).  For the avoidance of doubt, the provisions of Sections 5.03 and 5.08 of the Deposit Agreement shall apply to the matters arising from the use of the DRS.  The parties agree that the Depositary’s reliance on and compliance with instructions received by the Depositary through the DRS/Profile System and in accordance with the Deposit Agreement, shall not constitute negligence or bad faith on the part of the Depositary.

23.

SUBMISSION TO JURISDICTION; JURY TRIAL WAIVER; WAIVER OF IMMUNITIES.

In the Deposit Agreement, the Issuer has (i)   appointed Seward & Kissel LLP (the “Agent”) now at One Battery Park Plaza, New York, New York  10004; Attention: Gary J. Wolfe, as the Issuer’s authorized agent upon which process may be served in any suit or proceeding arising out of or relating to the Units or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, (ii) consented and submitted to the jurisdiction of any state or federal court in the State of New York in which any such suit or proceeding may be instituted, and (iii) agreed that service of process upon said authorized agent shall be deemed in every respect effective service of process upon the Issuer in any such suit or proceeding.

EACH PARTY TO THE DEPOSIT AGREEMENT (INCLUDING, FOR AVOIDANCE OF DOUBT, EACH OWNER AND HOLDER) THEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY SUIT, ACTION OR PROCEEDING AGAINST THE ISSUER, TRUSTEE AND/OR THE DEPOSITARY DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THE UNITS OR OTHER DEPOSITED SECURITIES, THE AMERICAN DEPOSITARY SHARES OR THE RECEIPTS, THE DEPOSIT AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREIN OR THEREIN, OR THE BREACH HEREOF OR THEREOF, INCLUDING WITHOUT LIMITATION ANY QUESTION REGARDING EXISTENCE, VALIDITY OR TERMINATION (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).

To the extent that the Issuer or any of its properties, assets or revenues may have or hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Units or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, the Issuer, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

24.

DISCLOSURE OF BENEFICIAL OWNERSHIP.

Any person whether already an Owner or not, shall after acquiring directly or indirectly an interest, as defined in the Singapore Companies Act (Chapter 50) in any Unit (either directly or by virtue of the ownership of Receipts) who has directly or indirectly an interest in not less than 5% (or such other percentage as may be required to be disclosed from time to time under any law, regulation, or practice of Singapore) of the Units pursuant to the Singapore Companies Act (Chapter 50), the SGX-ST’s Listing Manual and Corporate Disclosure Policy, the Singapore Code on Take-Overs and Mergers or the Trust Deed or any other statutory act or enactment including rules and regulations pursuant to any law from time to time enforced in Singapore as the case may be, within two days after becoming beneficially interested, send to the Issuer, at the address set forth in Section 7.5 of the Deposit Agreement, by registered or certified mail, the following information:

(1) the background and identity, residence, and citizenship of himself and full particulars (including the  name of the person who is registered as the holder) of the Units in which he has an interest and full particulars of each such interest and of the circumstances by reason of which he has that interest; and

(2)

the number of Units and Receipts in which that person has an interest and the number of Units and Receipts concerning which there is a right to acquire, directly, by (i) such person, and (ii) by each Associate (as defined in the Singapore Companies Act (Chapter 50)) of such person, giving full particulars of the background, identity, residence, and citizenship of each Associate.

If any change occurs in the facts set forth in the statements to the Issuer pursuant to this section, the person making such statements shall, within two days of such change, send to the Issuer at the address set forth in Section 7.5 of the Deposit Agreement by registered or certified mail, an amendment setting forth his name and full particulars of the change, including the day of the change and the circumstances by reason of which that change has occurred, the number of Units and Receipts acquired or disposed of, the amount of consideration received or paid for the acquisition or disposal, and the number of Units and Receipts held before and after the change.

The term “person” shall include all natural persons and bodies whether incorporated or unincorporated.  When two or more persons or corporations are related, or act as a partnership, limited partnership, syndicate, or other group for the purpose of acquiring, holding, or disposing of securities of an issuer, such syndicate or group shall be deemed a “person” for the purposes of this Section.

25.

COMPLIANCE WITH INFORMATION REQUESTS.

Notwithstanding any other provision of the Deposit Agreement, each Owner agrees to comply with requests from the Issuer, pursuant to the Singapore Companies Act (Chapter 50), the SGX-ST’s Listing Manual and the Corporate Disclosure Policy, the Singapore Code on Take-Overs and Mergers, or the Trust Deed or any directive of any supervisory authority or statutory act or enactment including rules and regulations pursuant to any law from time to time enforced in Singapore which are made to provide information as to the capacity in which such Owner owns American Depositary Shares (and Units, as the case may be), whether or not they are Owners or holders at the time of such request,  and regarding the identity or any other person interested in such American Depositary Shares (and Units, as the case may be) and the nature of such interest and various other matters and shall forfeit the right to direct the voting of Units if such compliance is not made. Each Owner agrees to provide any information requested by the Issuer or the Depositary pursuant to this Article 25 and the Depositary agrees to use its reasonable efforts to comply with written requests received from the Issuer and at the Issuer’s expense, requesting the Depositary forward any such request from the Issuer to the Owner. Notwithstanding any other provision of this Deposit Agreement, if the Issuer requests information from the Depositary, as the registered holder of the Units, the obligations of the Depositary shall be limited to disclosing to the Issuer the information contained in the register.

To the extent that provisions of or governing any Deposited Securities, the Trust Deed or applicable law may (i) require the disclosure of beneficial or other ownership of Deposited Securities and other securities to the Issuer or (ii) provide for blocking of Owners’ transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use reasonable efforts in order to comply to the extent practicable with the Issuer’s instructions as to Receipts, subject to applicable law, in respect of any such enforcement of limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary’s compliance with such instructions and by their holding of Receipts are deemed to consent to any such limitation or blocking of rights.

26.

REPORTING OBLIGATIONS AND REGULATORY APPROVALS.

In addition to disclosure of beneficial ownership pursuant to Section 3.04 of the Deposit Agreement, applicable laws and regulations may require holders and beneficial Owners of Units, including the Holders and beneficial Owners of American Depositary Shares, to satisfy reporting requirements and obtain regulatory approvals in certain circumstances.  Holders and beneficial Owners of American Depositary Shares are solely responsible for complying with such reporting requirements and obtaining such approvals.  Each Holder and each beneficial Owner hereby agrees to file such reports and obtain such approvals to the extent and in the form required by applicable laws and regulations as in effect from time to time.  Neither the Depositary, the Custodian, the Issuer or any of their respective agents or affiliates shall be required to take any actions whatsoever on behalf of Holders or beneficial Owners to satisfy such reporting requirements or obtain such regulatory approvals under applicable laws and regulations.

27.

SINGAPORE LAW REFERENCES.

Any summary or reference of the Singapore laws and regulations and of the terms of the Trust Deed set forth in the Deposit Agreement have been provided by the Issuer solely for the convenience of Holders, beneficial Owners and the Depositary.  While such summaries or references are believed by the Issuer to be accurate as of the date of the Deposit Agreement, (i) they are summaries or references and as such may not include all aspects of the materials summarized or referenced applicable to a Holder or beneficial Owner, and (ii) these laws and regulations and the Trust Deed may change after the date of the Deposit Agreement.  Neither the Depositary, the Trustee nor the Issuer has any obligation under the terms of the Deposit Agreement to update any such summaries or references.

28.

COMPLIANCE WITH U.S. SECURITIES LAWS.

Notwithstanding anything in the Deposit Agreement to the contrary, each of the Issuer and the Depositary agrees that it will not exercise any rights it has under the Deposit Agreement to permit the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

29.

ARBITRATION; SETTLEMENT OF DISPUTES.

(i)

Any controversy, claim or cause of action brought by any party or parties hereto against any other party or parties hereto arising out of or relating to the Deposit Agreement shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

(ii)

The place of the arbitration shall be the City of New York, State of New York, United States of America, and the language of the arbitration shall be English.

(iii)

The number of arbitrators shall be three, each of whom shall be disinterested in the dispute or controversy, shall have no connection with any party thereto, and shall be an attorney experienced in international securities transactions.  Each party shall appoint one arbitrator and the two arbitrators shall select a third arbitrator who shall serve as chairperson of the tribunal.  If a dispute, controversy or cause of action shall involve more than two parties, the parties shall attempt to align themselves in two sides (i.e., claimant and respondent), each of which shall appoint one arbitrator as if there were only two parties to such dispute, controversy or cause of action.  If either or both parties fail to select an arbitrator, or if such alignment (in the event there is more than two parties) shall not have occurred, within sixty (60) calendar days after the initiating party serves the arbitration demand or the two arbitrators fail to select a third arbitrator within sixty (60) calendar days of the selection of the second arbitrator, the American Arbitration Association shall appoint the arbitrator or arbitrators in accordance with its rules.  The parties and the American Arbitration Association may appoint the arbitrators from among the nationals of any country, whether or not a party is a national of that country.

(iv)

The arbitrators shall have no authority to award damages not measured by the prevailing party's actual damages and shall have no authority to award any consequential, special or punitive damages, and may not, in any event, make any ruling, finding or award that does not conform to the terms and conditions of the Deposit Agreement.

 (v)

In the event any third-party action or proceeding is instituted against the Depositary relating to or arising from any act or failure to act by the Issuer or the Trustee, the Issuer and the Trustee hereby submit to the personal jurisdiction of the court or administrative agency in which such action or proceeding is brought.